Exhibit 10.7

EXECUTION COPY

LICENSE AGREEMENT

between

PFIZER, INC.

and

ESPERION THERAPEUTICS, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”), dated as of April 28, 2008 (the “Effective Date”), as amended on November 17, 2010, is by and between Esperion Therapeutics, Inc., a Delaware corporation (“Esperion”), and Pfizer, Inc., a Delaware corporation (“Pfizer”).  Esperion and Pfizer are individually referred to herein as a “Party”, and collectively referred to herein as the “Parties”.

BACKGROUND

On the date hereof, Pfizer and HDL Therapeutics. Inc. (“Buyer”) entered into a certain Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which Pfizer is selling to Buyer all of the issued and outstanding shares of capital stock of its subsidiary Esperion. Further, on the date hereof, Pfizer and Esperion entered into a certain Asset Transfer Agreement (the “Esperion Transfer Agreement”)  concerning the pre-Closing transfer by Pfizer to Esperion of certain assets of Esperion referred to as ETC-1002  as more fully defined in the Esperion Transfer Agreement (the “Esperion Program”), and Pfizer and Esperion entered into a certain Asset Transfer Agreement (the “Pfizer Transfer Agreement,” together with the Esperion Transfer Agreement, the “Transfer Agreements”) concerning the pre-Closing transfer by Esperion to Pfizer of certain assets of Pfizer referred to as ETC-216, ETC-588 and ETC-642 as more fully defined in the Pfizer Transfer Agreement (the “Pfizer Programs”). Certain Intellectual Property relating to the Esperion Program remains under the control of Pfizer, and certain Intellectual Property relating to the Pfizer Programs remains under the control of Esperion. Pfizer and Esperion desire to enter into and execute this Agreement concerning the licensing of such certain Intellectual Property;

NOW, THEREFORE the Parties agree as follows:

1.                                      DEFINITIONS

As used in this Agreement all capitalized terms not specifically defined herein shall have the meanings assigned to them in the Transfer Agreements or the Stock Purchase Agreement.

“Control” shall mean, with respect to any Intellectual Property, possession of the ability (whether arising by ownership or license) to grant rights, access, a license or a sublicense (as applicable) to such intellectual property as provided for herein without violating the terms of any written agreement with a Third Party entered into prior to the time such Party would be first required hereunder to grant the other Party such right, access, license or sublicense.

“Esperion Transferred IP” shall mean all Intellectual Property that is transferred to Esperion under the Esperion Transfer Agreement.

“Pfizer Transferred IP” shall mean all Intellectual Property that is transferred to Pfizer under the Pfizer Transfer Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.                                      ESPERION LICENSES

2.1          Exclusive License Grant to Esperion.  Pfizer hereby grants to Esperion a worldwide, exclusive, fully paid-up license (with the right to sublicense), under all Intellectual Property Controlled by any Pfizer Entity as of the Effective Date (including Pfizer Transferred IP but excluding Esperion Transferred IP) that was practiced by or on behalf of Esperion or any of its employees or consultants at any time prior to or on the Effective Date in the conduct of the Esperion Program  (the “Pfizer Licensed IP”), to develop, manufacture, have manufactured, sell, offer for sale, import and use the compounds or pharmaceutical products comprising the compounds that arise out of the Esperion Program.

2.2          Non-Exclusive License Grant to Esperion.  Pfizer hereby grants to Esperion a worldwide, non-exclusive, fully paid-up license (with the right to sublicense provided such sublicense is only in connection with the license or sublicense of intellectual property owned or controlled by Esperion which is other than the Pfizer Licensed IP), under the Pfizer Licensed IP, to develop, manufacture, have manufactured, sell, offer for sale, import and use compounds or pharmaceutical products comprising compounds which are other than the compounds that arise out of the Esperion Program; provided, however, that the foregoing license grant shall not give Esperion any rights with regard to compounds that arise out of the Pfizer Programs.

2.3          No Technology Transfer.  Except as otherwise agreed hereafter by the Parties, nothing in this Agreement shall require Pfizer to provide any technical assistance or otherwise provide any technical support (including technical reports or other access to information) to enable Esperion to utilize the Intellectual Property to which rights are granted hereunder.

3.                                      PFIZER LICENSE

3.1          Grant to Pfizer. Esperion hereby grants to Pfizer:

(a)                                 a worldwide, exclusive, fully paid-up license (with right to sublicense) under all Intellectual Property Controlled by Esperion or its Affiliates as of the Effective Date (including the Esperion Transferred IP but excluding the Pfizer Transferred IP) that was practiced by or on behalf of Pfizer or any of its Affiliates prior to or on the Effective Date in the conduct of the Pfizer Programs (the “Exclusive Esperion Licensed IP”), to develop, manufacture, have manufactured, sell, offer for sale, import and use the compounds or pharmaceutical products comprising compounds that arise out of the Pfizer Programs.

(b)                                 Without limiting the generality of the foregoing clause (a), a worldwide, exclusive, fully paid-up sublicense to that Intellectual Property related to the ETC-642 Pfizer Program as set forth in Schedule A, attached hereto, to develop, manufacture, have manufactured, sell, offer for sale, import and use the compounds or pharmaceutical products comprising compounds that arise out of the Pfizer Programs.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c)                                  a worldwide, non-exclusive, fully-paid up license (with right to sublicense to Affiliates without Esperion’s consent, and to Third Parties only with Esperion’s consent, not to be unreasonably withheld) to practice and use, in each case solely for research purposes, all Intellectual Property Controlled by Esperion as of the Effective Date (including the Esperion Transferred IP), including all such rights that directly relate to the ApoA-1 Target (such Intellectual Property, together with the Exclusive Esperion Licensed IP, the “Esperion Licensed IP”).  Notwithstanding the foregoing, such license granted under this Section 3.1(c) shall not include the right for Pfizer, or any of its Affiliates and sublicensees, to make, have made, research, develop, use or test any of the compounds now comprising the Esperion Program or any compounds claimed under the same Patents that claim or cover the composition of matter of, or the method of making or using, ETC-1002 (the “Restricted Compounds”). Notwithstanding the foregoing restriction, Pfizer may use such Restricted Compounds as a reference standard only (and may make such Restricted Compounds to the extent necessary for such use), provided; Pfizer shall not publish any data resulting from any use of the Restricted Compounds. For the purposes of the Agreement, “research purposes” shall consist solely of conducting SAR studies, screening and other internal research activities.

3.2          No Technology Transfer.  Except as otherwise agreed hereafter by the Parties, nothing in this Agreement shall require Esperion or any of its Affiliates to provide any technical assistance or otherwise provide any technical support (including technical reports or other access to information) to enable Pfizer to practice any Intellectual Property to which rights are granted hereunder.

3.3          Upstream Licenses. With respect to any Intellectual Property licensed under this Agreement to a Party, which is in-licensed to such granting Party pursuant to one or more license agreements with a Third Party (each, an “Upstream License”), the Party receiving the license understands and agrees that it is receiving a sublicense to such Intellectual Property, that such sublicense remains at all times subject to the Upstream License, and any and all royalties, milestones or other amounts owed under such Upstream License that arise from the use of such Intellectual Property by such sublicensed Party shall be the responsibility of such sublicensed Party.

3.4          Rights of First Negotiation.  [Reserved].

4.                                      PATENTS AND OTHER INTELLECTUAL PROPERTY.

4.1          Pfizer Intellectual Property. Pfizer shall have the sole right to prosecute, maintain and enforce all Patents included within the Pfizer Licensed IP at its sole expense and discretion (including their issuance and reexamination and the defense of any interference or opposition proceedings).  Pfizer shall have the right (but not the obligation) to defend, at its own expense, all suits or proceedings seeking to have any of the Patents included within the Pfizer Licensed IP revoked or declared invalid, unpatentable, unenforceable or not infringed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Esperion shall have no right to prosecute, maintain, enforce or defend any of the Patents included within the Pfizer Licensed IP.

4.2          Esperion Intellectual Property. Esperion shall have the sole right to prosecute, maintain and enforce all Patents included within the Esperion Licensed IP at its sole expense and discretion (including their issuance and reexamination and the defense of any interference or opposition proceedings).  Esperion shall have the right (but not the obligation) to defend, at its own expense, all suits or proceedings seeking to have any of the Patents included within the Esperion Licensed IP revoked or declared invalid, unpatentable, unenforceable or not infringed.  Pfizer shall have no rights to prosecute, maintain, enforce or defend any of the Patents included within the Esperion Licensed IP.

5.                                      OTHER COVENANTS

5.1          Mutual Indemnity.

(a)                                 By Esperion.  Esperion shall defend, indemnify and hold Pfizer and its Affiliates and their respective directors, officers, employees and agents (each, a “Pfizer Indemnified Party”) , harmless from and against any and all Third Party claims, liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals whose assistance is reasonably required) arising out of Esperion’s (and its Affiliates’ and sublicensees’) exploitation or other use of the Pfizer Licensed IP after Closing or otherwise arising out of the development, preclinical or clinical testing, manufacture, use or sale by or for Esperion, its Affiliates and sublicensees after Closing of products discovered, developed or otherwise commercialized by Esperion, its Affiliates or sublicensees, including claims for personal injury, property damage, and infringement of intellectual property rights by Esperion, its Affiliates or any such sublicensees, except to the extent arising from any Pfizer Indemnified Party’s gross negligence or willful misconduct.

(b)                                 By Pfizer.  Pfizer shall defend, indemnify and hold Esperion and its Affiliates and their respective directors, officers, employees and agents (each, an “Esperion Indemnified Party”), harmless from and against any and all Third Party claims, liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals whose assistance is reasonably required) arising out of Pfizer’s (and its Affiliates’ and sublicensees’) exploitation or other use of the Esperion Licensed IP or otherwise arising out of the development, preclinical or clinical testing, manufacture, use or sale by or for Pfizer, its Affiliates and sublicensees of products discovered, developed or otherwise commercialized by Pfizer, its Affiliates or sublicensees, including claims for personal injury, property damage, and infringement of intellectual property rights by Pfizer, its Affiliates or any such sublicensees, except to the extent caused by any Esperion Indemnified Party’s gross negligence or willful misconduct.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.2          Indemnification Procedure. In the event that any entity is seeking indemnification under this Section 5.1, the indemnified party (“Indemnified Party”), shall inform the other Party (the “Indemnifying Party”) of the claim as soon as reasonably practicable after it receives notice of the claim, and shall (i) permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle such claim at its discretion; provided that no such settlement may be entered into without the Indemnified Party’s consent if such settlement may adversely affect the Indemnified Party’s rights hereunder), and (ii) cooperate as requested (at the expense of the Indemnifying Party) in the defense of such claim.  If both Parties are sued and it is reasonably likely that the Parties may have conflicting interests or if it is otherwise not advisable under applicable legal and ethical requirements for the Indemnifying Party’s defense counsel to represent both Parties, separate independent counsel shall be retained for each Party.

6.                                      WARRANTIES

6.1          Mutual Representation and Warranties.  Each Party hereby represents and warrants that:

(a)                                 Valid Existence; Subsidiary.  It is a corporation validly existing and in good standing under the laws of the State of Delaware.

(b)                                 Authority.  It has the requisite corporate power and authority to enter into and to deliver this Agreement and to perform its obligations hereunder, and its execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and its board of directors and its stockholders, if required.

(c)                                  Binding Nature of Agreements.  This Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(d)                                 Non-Contravention.  Its execution and delivery of this Agreement and the transfer of the Transferred Property by it or its Affiliates will not: (i) conflict with or result in a violation of its the certificate of incorporation, bylaws or other equivalent organizational documents; and (ii) result in a material violation by it of any applicable law or regulation.

6.2          NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE, OR WARRANTY GIVEN, BY PFIZER, ESPERION OR ANY OF THEIR AFFILIATES, RESPECTIVELY (A) THAT ANY PATENT WILL ISSUE BASED UPON ANY PENDING PATENT APPLICATION WITHIN THE PFIZER

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

LICENSED IP OR ESPERION LICENSED IP, (B) THAT ANY PATENT THAT ISSUES THAT IS INCLUDED IN THE PFIZER LICENSED IP OR ESPERION LICENSED IP WILL BE VALID, OR (C) THAT THE USE OF ANY OF THE PATENTS INCLUDED IN THE PFIZER LICENSED IP OR ESPERION LICENSED IP WILL NOT INFRINGE THE PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY. THE PARTIES DO NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, AND ANY LICENSE OR GRANT HEREUNDER OF ALL RIGHTS TO ANY INTELLECTUAL PROPERTY IS “AS IS.”

7.                                      TERM AND TERMINATION

7.1                               Irrevocable License and Agreement.  Except as set forth herein, the licenses granted hereunder are irrevocable and shall not be terminated for any cause, including intentional breaches and breaches caused by gross negligence.  In the event of any breach of this Agreement or under any circumstances, each of the Parties may pursue any other legal or equitable remedies available to it.

8.                                      ASSIGNMENT

8.1                               Restricted Assignment.  Except as expressly provided herein, this Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by any Party without the prior written consent of the other Party, which shall not be unreasonably withheld. Any attempt to assign this Agreement or any of the rights and obligations hereunder as prohibited under this Section 8.1 shall be void and of no legal effect.  Notwithstanding the foregoing,

(a)                                 Pfizer may assign its rights under this Agreement, in whole or in part, to any Affiliate without the consent of Esperion; provided, that Pfizer shall remain primarily liable for the obligations hereunder assigned to such Affiliate;

(b)                                 Pfizer may assign its rights under this Agreement (other than the license grant under Section 3.1(c)) in whole or in part, to any Third Party to which Pfizer assigns its rights to either of the Pfizer Programs (or any compounds or pharmaceutical products arising out of any of the Pfizer Programs); provided, that such assignment shall be expressly subject to the license and other rights granted to Esperion hereunder; and

(c)                                  Esperion may assign its rights under this Agreement, in whole or in part, to any Affiliate without the consent of Pfizer; provided, that Esperion shall remain primarily liable for the obligations hereunder assigned to such Affiliate;

(d)                                 Esperion may assign its rights under this Agreement, in whole or in part, to any Third Party to which Esperion assigns its rights to the Esperion Program (or any compounds or pharmaceutical products arising out of the Esperion Program); provided, that such assignment shall be expressly subject to the license and other

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

rights granted to Pfizer hereunder.

9.                                      MISCELLANEOUS

9.1                               Further Assurances.  At and after the Effective Date, without further consideration, each of Pfizer and Esperion agree to (and to procure that each of their respective Affiliates shall) execute and deliver such additional instruments and documents, and provide such assistance and take such other action as either Party may reasonably request for the purposes of carrying out the transactions contemplated hereunder.

9.2                               Registration and Approval. Each Party shall be entitled to register the licenses granted herein and this Agreement and apply for any required approval thereof or hereof at any competent national or supranational authorities. Each Party shall give the other Party any powers or authorizations necessary for this purpose. The expenses of registration or application shall be borne by the Party desiring to register or apply.

9.3                               Severability.  The provisions of this Agreement are subject to any applicable compulsory law or regulation on the subject of restriction of competition and the Parties hereto agree that if any provision of this Agreement should violate any such law or regulation, such provision shall not be binding upon the Parties with respect to the country or countries affected; this Agreement shall not, however, otherwise be affected thereby, unless the benefits or either of the Parties should be substantially impaired, in which case the Parties shall agree on such reasonable amendments as are necessary to re-institute the balance between them. Should the Parties not be able to reach such amendment within six (6) months from the time when the Parties learned of such violation either Party may refer the issue to dispute resolution according to Section 9.11 below for determination of the amendments to be made in accordance with the guidelines in this Section.

9.4                               Notices and Language.  Any notice, request or other communication with respect to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, sent by reputable international overnight courier or facsimile, or five (5) days after sent by registered or certified mail, return receipt requested, postage prepaid to the Parties at the respective addresses set forth below:

Esperion:                                                                                             Esperion Therapeutics, Inc.
46701 Commerce Center Drive
Plymouth, MI 48170-2475

With a copy to:                                                            Cooley Godward Kronish, LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA  94306

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Attention: Barbara A. Kosacz
Facsimile No.: 650-849-7400

Pfizer:                                                                                                             Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Attention: James W. Warner
Facsimile No.: 646-563-9414

With a copy to:                                                            Wiggin and Dana LLP
400 Atlantic Street
Stamford, CT 06901
Attention: James F. Farrington, Jr.
Facsimile No.: 203-363-7676

or to such other addresses that Pfizer or Esperion, as the case may be, shall specify in writing to the other Party.  All communication between Esperion and Pfizer shall be in English, unless otherwise agreed.

9.5                               Force Majeure.  Neither Party shall be under any liability to the other hereunder on account of any loss, damage or delay occasioned or caused by non-performance of any obligation under this Agreement due to labor difficulties, riots, fire, insurrection, war, the elements, embargoes, failure of carriers, inability to obtain material or transportation facilities, compliance with any law, regulations or other causes beyond the control of the Party failing to perform, whether or not similar to the foregoing. The Parties shall without delay inform each other of the beginning and the end of such circumstances.

9.6                               Modifications, Amendments and Alterations.  No modifications, amendments or alterations of this Agreement may be made except in writing signed by both Parties to this Agreement.

9.7                               Waiver.  If any Party should at any time waive its rights due to breach or default by the other Party of any of the provisions of this Agreement, such waiver shall not be construed as a continuing waiver regarding other breaches or defaults of the same or other provisions of this Agreement.

9.8                               Invalidity. If, due to a change in any applicable law or due to a decision or other act (including failure to act) by any competent authority, one or more provisions of this Agreement can no longer be enforced or an amendment of one or more of the provisions of this Agreement is required, the Parties agree that they shall endeavor to find an alternate solution approaching as near as possible the contractual situation existing prior to such a change, decision or act. If such solution is not found within six (6) months from the date that the Parties

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

have learned about such decision or act, either Party may refer the issue to arbitration according to Section 9.11 below and the arbitration shall decide on an alternative solution in accordance with the guidelines in this Section 9.8.

9.9                               Complete Agreement. This Agreement (together with the Transfer Agreements) (a) sets forth the entire agreement between the Parties hereto and merges all discussions among them and  (b) annuls and replaces any other agreement or understanding whether written or oral which may have existed between Pfizer and Esperion with respect to the subject matter hereof. The making, execution and delivery of this Agreement by Esperion have been induced by no representations, statements, warranties or agreements other than those herein explicitly expressed.

9.10                        Applicable Law.  This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereunder (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), as such law shall from time to time be in effect.

9.11                        Dispute Resolution.

(a)                                 Executive Mediation.  If a dispute arises under this Agreement which cannot be resolved by the personnel directly involved, either Party may invoke the dispute resolution procedure set forth in this Section 9.11 by giving written notice to the other Party, designating an executive officer with appropriate authority to be its representative in negotiations relating to the dispute.  Upon receipt of such notice, the other Party shall, within five (5) business days, designate an executive officer with similar authority to be its representative.  The designated executive officers shall, following whatever investigation each deems appropriate, promptly enter into discussions concerning the dispute. Neither Party may commence arbitration of any matter hereunder until the expiration of thirty (30) days after its notice designating such executive officers.

(b)                                 Arbitration. Any dispute, controversy or claim arising out or in connection with this Agreement, or breach, termination or invalidity thereof, that is not resolved by the procedure set forth in paragraph (a) above, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”).  The arbitral tribunal shall be composed of three (3) arbitrators, one (1) to be appointed by Pfizer and one (1) to be appointed by Esperion and the chairman to be appointed by the two arbitrators. If either Party has not appointed its arbitrator within three (3) weeks from the request of the other Party, or the two arbitrators have not agreed on the chairman within three (3) weeks after their appointment, the AAA shall appoint the arbitrator or the chairman, as the case may be. The place of arbitration shall be New York, New York.

(c)                                  Excepted Disputes.  The obligation herein to mediate or arbitrate shall not be

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

binding upon any Party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or to prevent irreparable injury pending resolution by arbitration of the actual dispute.

9.12                        Interpretation. The paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.  All references in this Agreement to an Article, Section, or Appendix shall refer to an Article, Section, Schedule or Appendix in or to this Agreement, unless otherwise stated. Any reference to any federal, national, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” and similar words shall mean including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision.  References in this Agreement to “provisions of this Agreement” refer to the terms, conditions and promises contained in this Agreement taken as a whole.  All references to days, months, quarters or years are references to business days, calendar months, calendar quarters, or calendar years.  References to the singular include the plural.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF the Parties have executed this Agreement in duplicate, each Party taking one copy, the day and year written below.

April 28, 2008

ESPERION THERAPEUTICS, INC.		PFIZER INC.

By:	/s/ Roger Newton	By:	/s/ David Reid
Name:	Roger Newton	Name:	David Reid
Title:	President and Chief Executive Officer	Title:	Senior Vice President and Managing Director

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE A

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.